SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Nature of Business
Nature of Business — The accompanying consolidated financial statements for Verso Paper Holdings LLC, a Delaware limited liability company, or “Verso Holdings,” include the accounts of Verso Holdings and its subsidiaries. Unless otherwise noted, references to “Company,” “we,” “us,” and “our” refer collectively to Verso Holdings and its subsidiaries. Verso Paper Finance Holdings LLC, or “Verso Finance,” is our sole member and direct parent.

We began operations on August 1, 2006, when we acquired the assets and certain liabilities comprising the business of the Coated and Supercalendered Papers Division of International Paper Company, or “International Paper.”  We were formed by affiliates of Apollo Global Management, LLC, or “Apollo,” for the purpose of consummating the acquisition from International Paper, or the “Acquisition.”  Verso Paper Corp., of which we are an indirect wholly owned subsidiary, went public on May 14, 2008, with an initial public offering, “IPO,” of 14 million shares of common stock.

We operate in the following three market segments: coated papers; hardwood market pulp; and other, consisting of specialty papers.  Our core business platform is as a producer of coated freesheet and coated groundwood papers.  Our products are used primarily in media and marketing applications, including catalogs, magazines, and commercial printing applications such as high-end advertising brochures, annual reports, and direct-mail advertising.

Basis of Presentation
Basis of Presentation —This report contains the consolidated financial statements of Verso Holdings as of December 31, 2012 and 2011, and for the years ended December 31, 2012, 2011, and 2010.  Variable interest entities for which Verso Holdings is the primary beneficiary are also consolidated.  Intercompany balances and transactions are eliminated in consolidation.

Use of Estimates
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or “GAAP,” requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from these estimates.

Revenue Recognition
Revenue Recognition — Sales are net of rebates, allowances, and discounts.  Revenue is recognized when the customer takes title and assumes the risks and rewards of ownership.  Revenue is recorded at the time of shipment for terms designated f.o.b. (free on board) shipping point.  For sales transactions designated f.o.b. destination revenue is recorded when the product is delivered to the customer’s site and when title and risk of loss are transferred.

Shipping and Handling Costs
Shipping and Handling Costs — Shipping and handling costs, such as freight to customer destinations, are included in Cost of products sold in the accompanying consolidated statements of operations.  These costs, when included in the sales price charged for our products, are recognized in Net sales.

Planned Maintenance Costs
Planned Maintenance Costs — Maintenance costs for major planned maintenance shutdowns in excess of $0.5 million are deferred over the period in which the maintenance shutdowns occur and expensed ratably over the period until the next major planned shutdown, since we believe that operations benefit throughout that period from the maintenance work performed.  Other maintenance costs are expensed as incurred.

Environmental Costs and Obligations
Environmental Costs and Obligations — Costs associated with environmental obligations, such as remediation or closure costs, are accrued when such costs are probable and reasonably estimable.  Such accruals are adjusted as further information develops or circumstances change.  Costs of future expenditures for environmental obligations are discounted to their present value when the expected cash flows are reliably determinable.

Equity Compensation
Equity Compensation — We account for equity awards in accordance with Financial Accounting Standards Board, or “FASB,” Accounting Standards Codification, or “ASC,” Topic 718, Compensation – Stock Compensation.  ASC Topic 718 requires employee equity awards to be accounted for under the fair value method. Accordingly, share-based compensation is measured at the grant date based on the fair value of the award.  We use the straight-line attribution method to recognize share-based compensation over the service period of the award.

Income Taxes	Income Taxes — We are a limited liability corporation and are not subject to federal income taxes. We account for our state income taxes in accordance with ASC Topic 740, Income Taxes.
Earnings Per Share
Fair Value of Financial Instruments
Fair Value of Financial Instruments — The carrying amounts for cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities, and amounts receivable from or due to related parties approximates fair value due to the short maturity of these instruments.  We determine the fair value of our debt based on market information and a review of prices and terms available for similar obligations.  See also Note 8, Note 10, Note 13, and Note 14 for additional information regarding the fair value of financial instruments.

Cash and Cash Equivalents	Cash and Cash Equivalents — Cash and cash equivalents can include highly liquid investments with a maturity of three months or less at the date of purchase.
Inventories and Replacement Parts and Other Supplies
Inventories and Replacement Parts and Other Supplies — Inventory values include all costs directly associated with manufacturing products: materials, labor, and manufacturing overhead.  These values are presented at the lower of cost or market.  Costs of raw materials, work-in-progress, and finished goods are determined using the first-in, first-out method.  Replacement parts and other supplies are stated using the average cost method and are reflected in Inventories and Intangibles and other assets on the consolidated balance sheet (see also Note 3 and Note 6).

Property, Plant, and Equipment
Property, Plant, and Equipment — Property, plant, and equipment is stated at cost, net of accumulated depreciation. Interest is capitalized on projects meeting certain criteria and is included in the cost of the assets.  The capitalized interest is depreciated over the same useful lives as the related assets.  Interest cost of $3.5 million and $3.7 million was capitalized, respectively, in 2012 and 2011.  Expenditures for major repairs and improvements are capitalized, whereas normal repairs and maintenance are expensed as incurred.

Depreciation and amortization are computed using the straight-line method for all assets over the assets’ estimated useful lives.  Estimated useful lives are as follows:

Years
Building	20 - 40
Machinery and equipment	10 - 20
Furniture and office equipment	3 - 10
Computer hardware	3 - 6
Leasehold improvements	Over the terms of the lease or the useful life of the improvements

Reforestation
Reforestation — Timberlands are stated at cost, including capitalized costs attributable to reforestation efforts (i.e., costs for site preparation, planting stock, labor, herbicide, fertilizer, and any other costs required to establish timber on land that was previously not forested).  Costs attributable to timberlands are charged against income as trees are cut.  The rate charged will be determined annually based on the relationship of incurred costs to estimated current merchantable volume.  As of December 31, 2012, all of our timberlands are classified as held for sale in the accompanying consolidated balance sheet (see also Note 4).

Goodwill and Intangible Assets
Goodwill and Intangible Assets — We account for goodwill and other intangible assets in accordance with ASC Topic 350, Intangibles – Goodwill and Other.  Intangible assets primarily consist of trademarks, customer-related intangible assets, and patents obtained through business acquisitions.  The useful lives of trademarks were determined to be indefinite and, therefore, these assets are not amortized.  Customer-related intangible assets are amortized over their estimated useful lives of approximately twenty-five years.  Patents are amortized over their remaining legal lives of ten years.  The impairment evaluation of the carrying amount of goodwill and other intangible assets with indefinite lives is conducted annually or more frequently if events or changes in circumstances indicate that an asset might be impaired.

Trademarks are evaluated by comparing the expected undiscounted future cash flow to their carrying values.  During 2012, based on a projected reduction of revenue primarily as a result of a reduction in production capacity from the closure of the Sartell mill, we recognized a trademarks impairment charge of $3.7 million, which is included in Restructuring charges on our accompanying consolidated statements of operations (see also Note 16).

Goodwill was evaluated at the reporting unit level and allocated to the “Coated” segment. The evaluation for goodwill impairment was performed by applying a two-step test.  The first step was to compare the fair value of the reporting unit with its carrying amount, including goodwill.  If the fair value of the reporting unit was less than its carrying amount, goodwill was considered impaired and the loss was measured by performing step two, which involved using a hypothetical purchase price allocation to determine the implied fair value of the goodwill and compare it to the carrying value of the goodwill.  An impairment loss was recognized to the extent the implied fair value of the goodwill was less than the carrying amount of the goodwill.  In 2011, we recognized a goodwill impairment charge of $10.5 million.  We had no goodwill remaining as of December 31, 2011.

Impairment of Long-Lived Assets
Impairment of Long-Lived Assets — Long-lived assets are reviewed for impairment upon the occurrence of events or changes in circumstances that indicate that the carrying value of the assets may not be recoverable, as measured by comparing their net book value to the estimated undiscounted future cash flows generated by their use.  Impaired assets are recorded at estimated fair value, determined principally using discounted cash flows.

In 2012, based on a comprehensive assessment of the damage resulting from the fire and explosion at our paper mill in Sartell, Minnesota, we recorded a fixed asset impairment charge of $66.5 million, which is included in Restructuring charges on our accompanying consolidated statements of operations (see also Note 16).  The impairment charge was calculated based on the excess of carrying value over the estimated fair value of the site, which was estimated based on preliminary negotiations with potential buyers received subsequent to our decision to shut down the mill.

Allowance for Doubtful Accounts
Allowance for Doubtful Accounts — We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments.  We manage credit risk related to our trade accounts receivable by continually monitoring the creditworthiness of our customers to whom credit is granted in the normal course of business.  Trade accounts receivable balances for sales to unaffiliated customers were approximately $97.0 million at December 31, 2012, compared to $113.2 million at December 31, 2011.

We establish our allowance for doubtful accounts based upon factors surrounding the credit risks of specific customers, historical trends, and other information.  Based on this assessment, an allowance is maintained that represents what is believed to be ultimately uncollectible from such customers.  The allowance for doubtful accounts was approximately $1.0 million at December 31, 2012, compared to $0.9 million at December 31, 2011.  Bad debt expense was $0.1 million for the year ended December 31, 2012, compared to $0.2 million for each of the years ended December 31, 2011 and 2010.

Deferred Financing Costs
Deferred Financing Costs — We capitalize costs incurred in connection with borrowings or establishment of credit facilities.  These costs are amortized as an adjustment to interest expense over the life of the borrowing or life of the credit facilities using the effective interest method.  In the case of early debt principal repayments, we adjust the value of the corresponding deferred financing costs with a charge to interest expense, and similarly adjust the future amortization expense.

Asset Retirement Obligations
Asset Retirement Obligations — In accordance with ASC Topic 410, Asset Retirement and Environmental Obligations, a liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists.  The liability is accreted over time, and the asset is depreciated over its useful life.  Our asset retirement obligations under this standard relate to closure and post-closure costs for landfills.  Revisions to the liability could occur due to changes in the estimated costs or timing of closure or possible new federal or state regulations affecting the closure.

As of December 31, 2012 and 2011, we had $0.8 million of restricted cash included in Intangibles and other assets in the accompanying consolidated balance sheet related to an asset retirement obligation in the state of Michigan.  This cash deposit is required by the state and may only be used for the future closure of a landfill.

The following table presents an analysis related to our asset retirement obligations included in Other liabilities in the accompanying consolidated balance sheets:

	Year Ended December 31,
(Dollars in thousands)	2012	2011
Asset retirement obligations, January 1	$11,233	$13,660
Accretion expense	827	816
Settlement of existing liabilities	(449)	(1,625)
Adjustment to existing liabilities	419	(1,618)
Liabilities related to assets held for sale	(176)	—
Asset retirement obligations, December 31	$11,854	$11,233

In addition to the above obligations, we may be required to remove certain materials from our facilities or to remediate them in accordance with current regulations that govern the handling of certain hazardous or potentially hazardous materials.  At this time, any such obligations have an indeterminate settlement date, and we believe that adequate information does not exist to reasonably estimate any such potential obligations.  Accordingly, we will record a liability for such remediation when sufficient information becomes available to estimate the obligation.

Derivative Financial Instruments
Derivative Financial Instruments — Derivative financial instruments are recognized as assets or liabilities in the financial statements and measured at fair value.  The effective portion of the changes in the fair value of derivative financial instruments that qualify and are designated as cash flow hedges are recorded in Accumulated other comprehensive loss.  Changes in the fair value of derivative financial instruments that are entered into as economic hedges are recognized in current earnings.  We use derivative financial instruments to manage our exposure to energy prices and interest rate risk.  Effective April 1, 2012, management elected to de-designate the remaining energy swaps that had previously been designated as cash flow hedges and to discontinue hedge accounting prospectively.

Pension Benefits
Pension Benefits — Pension plans cover substantially all of our employees.  The defined benefit plans are funded in conformity with the funding requirements of applicable government regulations.  Prior service costs are amortized on a straight-line basis over the estimated remaining service periods of employees.  Certain employees are covered by defined contribution plans.  Our contributions to these plans are based on a percentage of employees’ compensation or employees’ contributions.  These plans are funded on a current basis.